SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                  June 27, 2002

                Date of Report (Date of Earliest Event Reported)

                               Legend Mobile, Inc.
              ----------------------------------------------------
             (Exact name of Registrant as specified in its charter)

             Delaware                    0-24835                 38-3399098
--------------------------------       ----------            -------------------
  (State or other jurisdiction        (Commission               (IRS Employer
of incorporation or organization)     File Number)           Identification No.)



                            2311 E. Stadium Boulevard
                            Ann Arbor, Michigan 48104
                     --------------------------------------
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (734) 327-9570


                                 PTN Media, Inc.
                      455 East Eisenhower Parkway, Suite 15
                               Ann Arbor, MI 48108
           -----------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5. OTHER EVENTS

     On June 24, 2002, the stockholders of PTN Media, Inc. a Delaware corporation (the "Registrant"), at the annual meeting of stockholders held on such date, approved an amendment to the Registrant's Certificate of Incorporation, to change the name of the Registrant to Legend Mobile, Inc. On June 27, 2002, the Registrant filed a Certificate of Amendment to its Certificate of Incorporation to amend the Registrant's Certificate of Incorporation name to Legend Mobile, Inc.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (C) EXHIBITS

     3.01 Certificate of Amendment filed on June 27, 2002


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   LEGEND MOBILE, INC.
                                   (formerly known as PTN Media, Inc.)


Dated: July 3, 2002                By: /s/ Peter Klamka
                                       -----------------------------------------
                                           Peter Klamka
                                           Chief Executive Officer